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                                VALIC COMPANY II

                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 2, 2006
         This supplement supersedes the Supplement dated July 21, 2006.

Effective August 28, 2006, Bridgeway Capital Management, Inc. ("Bridgeway") assumed the duties of investment sub-adviser of the Capital Appreciation Fund (the "Fund"). Bridgeway replaces Credit Suisse Asset Management, LLC ("Credit Suisse"). All references to Credit Suisse should be deleted in their entirety. Shareholders of the Fund as of the close of business on August 25, 2006 will receive an information statement containing information about Bridgeway and discussing reasons for the Board of Trustees' decision to change sub-advisers.

In the section titled "ABOUT THE SERIES COMPANY'S MANAGEMENT", under the heading titled "Investment Sub-Advisers," the following information regarding Bridgeway is inserted:

         BRIDGEWAY CAPITAL MANAGEMENT, INC. ("BRIDGEWAY") 5615 Kirby Drive, Suite 518, Houston, Texas 77005

         Bridgeway provides investment management services to investment companies, pension and profit sharing employer plans, corporations and individuals. As of May 31, 2006, Bridgeway had over $4.5 billion in assets under management.

         John Montgomery, founder and President of Bridgeway is responsible for selecting the securities that the Fund purchases and sells. Mr. Montgomery holds bachelors degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School.

With respect to the "ACCOUNT INFORMATION" section, under the heading titled "Buying and Selling Shares," the following information is deleted and replaced in its entirety with the following:

         BUYING AND SELLING SHARES

         As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Funds in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares the Funds according to your instructions.

         After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Funds, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund. For certain investors, there may be rules or procedures regarding the following:

         o any minimum initial investment amount and/or limitations on periodic investments;

         o how to purchase, redeem or exchange your interest in the Funds;

         o how to obtain information about your account, including account statements; and

         o        any fees applicable to your account.

         For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement.

         None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

In the section titled "ABOUT THE SERIES COMPANY'S MANAGEMENT -- INVESTMENT SUB-ADVISERS -- AIG GLOBAL INVESTMENT CORP.," the disclosure with respect to Robert Simmons is deleted in its entirety.

Date: August 28, 2006